MONTHLY SERVICER'S CERTIFICATE
                                                  CARMAX AUTO SUPERSTORES, INC.

-------------------------------------------------------------------------------------------------------------------------
                                                    CARMAX AUTO OWNER TRUST
                                                          SERIES 2004-1
-------------------------------------------------------------------------------------------------------------------------


  Collection Period                                                                                    08/01/04-08/31/04
  Determination Date                                                                                            9/9/2004
  Distribution Date                                                                                            9/15/2004


  Pool Balance
  ------------

   1 . Pool Balance on the close of the last day of the preceding
       Collection Period                                                                          $       546,018,958.85

   2 . Collections allocable to Principal                                                         $        18,028,176.55

   3 . Purchase Amount allocable to Principal                                                     $                 0.00

   4 . Defaulted Receivables                                                                      $           231,304.53
                                                                                                     --------------------
   5 . Pool Balance on the close of the last day of the Collection Period                         $       527,759,477.77
       (Ln1 - Ln2 - Ln3 - Ln4)

   6 . Initial Pool Balance                                                                       $       600,000,002.26

                                                                               Beginning                     End
   7 . Note Balances                                                           of Period                  of Period
                                                                        -------------------------------------------------

       a. Class A-1 Note Balance                                        $      50,987,546.02     $         30,941,456.86
       b. Class A-2 Note Balance                                        $     134,000,000.00     $        134,000,000.00
       c. Class A-3 Note Balance                                        $     161,000,000.00     $        161,000,000.00
       d. Class A-4 Note Balance                                        $     128,000,000.00     $        128,000,000.00
       e. Class B Note Balance                                          $      18,000,000.00     $         18,000,000.00
       f. Class C Note Balance                                          $      21,000,000.00     $         21,000,000.00
       g. Class D Note Balance                                          $      27,000,000.00     $         27,000,000.00
                                                                            -----------------        --------------------
       h. Note Balance (sum a - f)                                      $     539,987,546.02     $        519,941,456.86

   8 . Pool Factors

       a. Class A-1 Note Pool Factor                                               0.4593473                   0.2787519
       b. Class A-2 Note Pool Factor                                               1.0000000                   1.0000000
       c. Class A-3 Note Pool Factor                                               1.0000000                   1.0000000
       d. Class A-4 Note Pool Factor                                               1.0000000                   1.0000000
       e. Class B Note Pool Factor                                                 1.0000000                   1.0000000
       f. Class C Note Pool Factor                                                 1.0000000                   1.0000000
       g. Class D Note Pool Factor                                                 1.0000000                   1.0000000
                                                                            -----------------        --------------------
       h. Note Pool Factor                                                         0.8999792                   0.8665691

   9 . Overcollateralization Target Amount                                                        $         9,235,790.86

  10 . Current overcollateralization amount (Pool Balance - Note Balance)                         $         7,818,020.91

  11 . Weighted Average Coupon                                                                    %                7.85%

  12 . Weighted Average Original Term                                                            months            60.26

  13 . Weighted Average Remaining Term                                                           months            52.57

  Collections
  -----------

  14 . Finance Charges:

       a. Collections allocable to Finance Charge                                                 $         3,598,255.50
       b. Liquidation Proceeds allocable to Finance Charge                                        $                 0.00
       c. Purchase Amount allocable to Finance Charge                                             $                 0.00
                                                                                                     --------------------
       d. Available Finance Charge Collections (sum a - c)                                        $         3,598,255.50

  15 . Principal:
       a. Collections allocable to Principal                                                      $        18,028,176.55
       b. Liquidation Proceeds allocable to Principal                                             $             7,393.16
       c. Purchase Amount allocable to Principal                                                  $                 0.00
                                                                                                     --------------------
       d. Available Principal Collections (sum a - c)                                             $        18,035,569.71

  16 . Total Finance Charge and Principal Collections (14d + 15d)                                 $        21,633,825.21

  17 . Interest Income from Collection Account                                                    $            19,530.88

  18 . Simple Interest Advances                                                                   $                 0.00
                                                                                                     --------------------
  19 . Available Collections (Ln16 + Ln17 + Ln18)                                                 $        21,653,356.09

  Required Payment Amount
  -----------------------

  20 . Total Servicing Fee
       a. Monthly Servicing Fee                                                                   $           455,015.80
       b. Amount Unpaid from Prior Months                                                         $                 0.00
       c. Amount Paid                                                                             $           455,015.80
                                                                                                     --------------------
       d. Shortfall Amount (a + b - c)                                                            $                 0.00

  21 . Class A Noteholder Interest Amounts
       a. Class A-1 Monthly Interest                                                              $            49,967.80
       b. Additional Note Interest related to Class A-1 Monthly Interest                          $                 0.00
       c. Interest Due on Additional Note Interest related to Class A-1 Monthly Interest          $                 0.00
                                                                                                     --------------------
       d. Total Class A-1 Note Interest (sum a - c)                                               $            49,967.80

       e. Class A-2 Monthly Interest                                                              $           208,816.67
       f. Additional Note Interest related to Class A-2 Monthly Interest                          $                 0.00
       g. Interest Due on Additional Note Interest related to Class A-2 Monthly Interest          $                 0.00
                                                                                                     --------------------
       h. Total Class A-2 Note Interest (sum e-g)                                                 $           208,816.67

       i. Class A-3 Monthly Interest                                                              $           356,883.33
       j. Additional Note Interest related to Class A-3 Monthly Interest                          $                 0.00
       k. Interest Due on Additional Note Interest related to Class A-3 Monthly Interest          $                 0.00
                                                                                                     --------------------
       l. Total Class A-3 Note Interest (sum i-k)                                                 $           356,883.33

       m. Class A-4 Monthly Interest                                                              $           363,733.33
       n. Additional Note Interest related to Class A-4 Monthly Interest                          $                 0.00
       o. Interest Due on Additional Note Interest related to Class A-4 Monthly Interest          $                 0.00
                                                                                                     --------------------
       p. Total Class A-4 Note Interest (sum m-o)                                                 $           363,733.33

  22 . Priority Principal Distributable Amount                                                    $                 0.00

  23 . Class B Noteholder Interest Amount
       a. Class B Monthly Interest                                                                $            40,800.00
       b. Additional Note Interest related to Class B Monthly Interest                            $                 0.00
       c. Interest Due on Additional Note Interest related to Class B Monthly Interest            $                 0.00
                                                                                                     --------------------
       d. Total Class B Note Interest (sum a-c)                                                   $            40,800.00

  24 . Secondary Principal Distributable Amount                                                   $                 0.00

  25 . Class C Noteholder Interest Amount
       a. Class C Monthly Interest                                                                $            52,850.00
       b. Additional Note Interest related to Class C Monthly Interest                            $                 0.00
       c. Interest Due on Additional Note Interest related to Class C Monthly Interest            $                 0.00
                                                                                                     --------------------
       d. Total Class C Note Interest (sum a-c)                                                   $            52,850.00

  26 . Tertiary Principal Distributable Amount                                                    $                 0.00

  27 . Class D Noteholder Interest Amount
       a. Class D Monthly Interest                                                                $            79,200.00
       b. Additional Note Interest related to Class D Monthly Interest                            $                 0.00
       c. Interest Due on Additional Note Interest related to Class D Monthly Interest            $                 0.00
                                                                                                     --------------------
       d. Total Class C Note Interest (sum a-c)                                                   $            79,200.00

  28 . Required Payment Amount (Sum: Ln 20 - Ln 27)                                               $         1,607,266.93

  29 . Regular Principal Distributable Amount                                                     $        21,463,859.11

  30 . Unreimbursed Servicer Advances                                                             $                 0.00

  Available Funds
  ---------------

  31 . Available Collections                                                                      $        21,653,356.09

  32 . Reserve Account Draw Amount                                                                $                 0.00
                                                                                                     --------------------
  33 . Available Funds                                                                            $        21,653,356.09

  Collection Account Activity
  ---------------------------

  34 . Deposits
       a. Total Daily Deposits of Finance Charge Collections                                      $         3,598,255.50
       b. Total Daily Deposits of Principal Collections                                           $        18,035,569.71
       c. Withdrawal from Reserve Account                                                         $                 0.00
       d. Interest Income                                                                         $            19,530.88
                                                                                                     --------------------
       e. Total Deposits to Collection Account (sum a - d)                                        $        21,653,356.09

  35 . Withdrawals
       a. Servicing Fee and Unreimbursed Servicer Advances                                        $           455,015.80
       b. Deposit to Note Payment Account for Monthly Note Interest/Principal                     $        21,198,340.29
       c  Deposit to Reserve Account                                                              $                 0.00
       d  Excess Funds (Deposit to Certificate Payment Account for payment to Certificateholder)  $                 0.00
                                                                                                     --------------------
       e  Total Withdrawals from Collection Account(sum a - d)                                    $        21,653,356.09

  Note Payment Account Activity
  -----------------------------

  36 . Deposits
       a. Class A-1 Interest Distribution                                                         $            49,967.80
       b. Class A-2 Interest Distribution                                                         $           208,816.67
       c. Class A-3 Interest Distribution                                                         $           356,883.33
       d. Class A-4 Interest Distribution                                                         $           363,733.33
       e. Class B Interest Distribution                                                           $            40,800.00
       f. Class C Interest Distribution                                                           $            52,850.00
       g. Class D Interest Distribution                                                           $            79,200.00

       h. Class A-1 Principal Distribution                                                        $        20,046,089.16
       i. Class A-2 Principal Distribution                                                        $                 0.00
       j. Class A-3 Principal Distribution                                                        $                 0.00
       k. Class A-4 Principal Distribution                                                        $                 0.00
       l. Class B Principal Distribution                                                          $                 0.00
       m. Class C Principal Distribution                                                          $                 0.00
       n. Class D Principal Distribution                                                          $                 0.00
                                                                                                     --------------------
       m. Total Deposits to Note Payment Account (sum a - n)                                      $        21,198,340.29

  37 . Withdrawals
       a. Class A-1 Distribution                                                                  $        20,096,056.96
       b. Class A-2 Distribution                                                                  $           208,816.67
       c. Class A-3 Distribution                                                                  $           356,883.33
       d. Class A-4 Distribution                                                                  $           363,733.33
       e. Class B Distribution                                                                    $            40,800.00
       f. Class C Distribution                                                                    $            52,850.00
       g. Class D Distribution                                                                    $            79,200.00
                                                                                                     --------------------
       h. Total Withdrawals from Note Payment Account (sum a - g)                                 $        21,198,340.29

  Certificate Payment Account Activity
  ------------------------------------

  38 . Deposits
       a. Excess Funds                                                                            $                 0.00
       b. Reserve Account surplus                                                                 $             3,086.06
                                                                                                     --------------------
       c  Total Deposits to Certificate Payment Account (sum a - b)                               $             3,086.06

  39 . Withdrawals
       a. Certificateholder Distribution                                                          $             3,086.06
                                                                                                     --------------------
       b. Total Withdrawals from Certificate Payment Account                                      $             3,086.06

  Required Reserve Account Amount
  -------------------------------

  40 . Required Reserve Account Increase Event has occurred and is continuing (YES /  NO)?                            NO

     If no Required Reserve Account Increase Event has occurred and is continuing, the Required Reserve Account Amount is equal to the lesser of:
     (Ln41 (a) or Ln41 (b))

  41 . Lesser of: (a or b)
       a. $3,000,000.00                                                                           $         3,000,000.00
       b.  Note Balance                                                                           $       519,941,456.86

     If a Required Reserve Account Increase Event has occurred and is continuing, the Required Reserve Account Amount is equal to the lesser of:
     (Ln 42(a) or Ln42 (b))

  42 . Lesser of: (a or b)
       a. $4,500,000.00                                                                           $                  n/a
       b. Note Balance                                                                            $                  n/a

  43 . Required Reserve Account Amount                                                            $         3,000,000.00


  Reserve Account Reconciliation
  ------------------------------

  44 . Beginning Balance (as of end of preceding Distribution Date)                               $         3,000,000.00
  45 . Investment Earnings                                                                        $             3,086.06
  46 . Reserve Account Draw Amount                                                                $                 0.00
                                                                                                     --------------------
  47 . Reserve Account Amount (Ln 44 + Ln45 - Ln46)                                               $         3,003,086.06
  48 . Deposit from Available Funds (Ln 35c)                                                      $                 0.00
  49 . Payment to Seller if Reserve Account Balance exceeds Required Reserve Account Amount       $             3,086.06
  50 . Ending Balance (Ln47 + Ln48 - Ln49)                                                        $         3,000,000.00
  51 . Reserve Account Deficiency (Ln43 - Ln50)                                                   $                 0.00

  Instructions to the Trustee
  ---------------------------

  52 . Amount to be deposited from the Reserve Account into the Collection Account                $                 0.00
  53 . Amount to be paid to Servicer from the Collection Account                                  $           455,015.80
  54 . Amount to be deposited from the Collection Account into the Note Payment Account           $        21,198,340.29
  55 . Amount to be deposited from the Collection Account into the Certificate Payment Account    $                 0.00
  56 . Amount to be deposited from the Collection Account into the Reserve Account                $                 0.00
  57 . Amount to be deposited from the Reserve Account into the Certificate Payment Account for payment to the Certificateholder if Reserve Account Balance exceeds
       Required Reserve Amount                                                                    $             3,086.06
  58 . Amount to be paid to Class A-1 Noteholders from the Note Payment Account                   $        20,096,056.96
  59 . Amount to be paid to Class A-2 Noteholders from the Note Payment Account                   $           208,816.67
  60 . Amount to be paid to Class A-3 Noteholders from the Note Payment Account                   $           356,883.33
  61 . Amount to be paid to Class A-4 Noteholders from the Note Payment Account                   $           363,733.33
  62 . Amount to be paid to Class B Noteholders from the Note Payment Account                     $            40,800.00
  63 . Amount to be paid to Class C Noteholders from the Note Payment Account                     $            52,850.00
  64 . Amount to be paid to Class D Noteholders from the Note Payment Account                     $            79,200.00
  65 . Amount to be paid to Certificateholders from the Certificate Payment Account with
       respect to Excess Funds and Reserve Account surplus                                        $             3,086.06

  Net Loss and Delinquency Activity
  ---------------------------------

  66 . Net Losses with respect to preceding Collection Period                                     $           223,911.37

  67 . Cumulative Net Losses                                                                      $           331,003.34

  68 . Cumulative Net Loss Percentage                                                                      0.0552%

  69 . Delinquency Analysis                                                    Number of                  Principal
                                                                                 Loans                     Balance
                                                                        -------------------------------------------------
       a. 31 to 60 days past due                                                  180             $         2,421,881.38
       b. 61 to 90 days past due                                                   66             $           762,119.02
       c. 91 or more days past due                                                 28             $           325,472.77
                                                                        -------------------------------------------------
       d. Total (sum a - c)                                                       274                       3,509,473.17


  IN WITNESS WHEREOF, the undersigned has duly executed this certificate on September 09, 2004.

  CARMAX AUTO SUPERSTORES, INC.
  ======================================================================
  As Servicer

  By:
          --------------------------------------------------------------

  Name:    /s/ Keith D. Browning
          --------------------------------------------------------------

  Title:  Executive Vice President and Chief Financial Officer
          --------------------------------------------------------------